SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  July 12, 2002





                             UNION ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)




          Missouri                      1-2967                  43-0559760
 (State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)




                 1901 Chouteau Avenue, St. Louis, Missouri 63103
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (314) 621-3222

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

          On July 12, 2002, Ameren Corporation, the Registrant's parent company, issued a press release stating that an agreement in principle has been reached in the earnings complaint case filed by the Missouri Public Service Commission staff against the Registrant in July 2001. The details of the agreement are being finalized. The agreement is subject to the approval of the Missouri Public Service Commission. The press release is attached as Exhibit 99 and is incorporated herein by reference.


ITEM 7.   EXHIBITS

          (c)  Exhibits.

          99 Press release, dated July 12, 2002, issued by the Registrant's parent company.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          UNION ELECTRIC COMPANY
                                           (Registrant)

                                          By  /s/ Martin J. Lyons
                                            ---------------------------
                                          Name:   Martin J. Lyons
                                          Title:  Controller
                                                  (Principal Accounting Officer)


Date:  July 12, 2002

                                  Exhibit Index
                                  -------------

Exhibit No.                       Description
----------                        -----------

     99   - Press release dated July 12, 2002, issued by Ameren Corporation.

                                                                Exhibit 99

[GRAPHIC OMITTED][GRAPHIC OMITTED]
One Ameren Plaza
1901 Chouteau Avenue
St. Louis, MO 63103

Contact:
Analysts:                  Media:                    Investors:
Marty Lyons                Susan Gallagher           Investor Services
(314) 554-2982             (314) 554-2175            Invest@ameren.com

FOR IMMEDIATE RELEASE
---------------------

MISSOURI  PUBLIC  SERVICE  COMMISSION   TEMPORARILY  SUSPENDS  PUBLIC  HEARINGS;
AGREEMENT IN PRINCIPLE ON AMERENUE MISSOURI ELECTRIC RATE CASE REACHED

ST. LOUIS, MO, July 12, 2002--The regulatory law judge in AmerenUE's Missouri electric rate case today announced the suspension of public hearings that the Missouri Public Service Commission (MoPSC) convened July 11 in Jefferson City, Mo. These hearings were temporarily suspended until 8:30 a.m., Tuesday, July 16. Upon announcing this suspension, the regulatory law judge stated that the parties have reached "an agreement in principle" on the issues in the case.

     Over the next several days, the parties to the case will be in the process of preparing a formal written agreement that will be submitted to the MoPSC. No details on the agreement will be released until the parties collectively review, approve, and file that agreement with the MoPSC. Any agreement reached by the parties must ultimately be approved by the MoPSC.

     AmerenUE is a subsidiary of St. Louis-based Ameren Corporation. Ameren companies serve 1.5 million electric customers and 300,000 natural gas customers in a 44,500-square-mile area of Missouri and Illinois.

                             Safe Harbor Statement
Statements made in this release, which are not based on historical facts, are "forward-looking" and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such "forward-looking" statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions, and financial performance. In connection with the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995, Ameren is providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. The following factors, in addition to those discussed elsewhere in this release and in Ameren's annual report on SEC Form 10-K for the fiscal year ended December 31, 2001, and subsequent securities filings, could cause results to differ materially from management expectations as suggested by such "forward-looking" statements:
o results of settlement negotiations with all pertinent parties in the pending AmerenUE excess earnings complaint case; and
o decisions by the Missouri Public Service Commission and other regulatory actions.

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